UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 17, 2025
__________________________________________
Cimpress plc
(Exact Name of Registrant as Specified in Its Charter)
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Ireland	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Floor Building 3,	Finnabair Business and Technology Park
A91 XR61
Dundalk, Co. Louth
Ireland
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: +353 42 938 8500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Ordinary Shares, nominal value per share of €0.01	CMPR	NASDAQ	Global Select Market

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On December 17, 2025, Cimpress plc held its Annual General Meeting of Shareholders (2025 AGM), at which there were 24,671,784 ordinary shares, nominal value per share of €0.01, issued, outstanding, and eligible to vote as of the record date of October 16, 2025. The final voting results for the proposals voted on at the 2025 AGM are set forth below. For more information about those proposals, see Cimpress' definitive proxy statement filed with the U.S. Securities and Exchange Commission on October 28, 2025 (2025 Proxy Statement).

Proposal	Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
1. Reappoint Robert S. Keane to Board of Directors	19,531,973	2,197,044	29,306	1,814,831
2. Reappoint Scott J. Vassalluzzo to Board of Directors	17,181,673	4,547,066	29,583	1,814,831
3. Approve executive compensation (non-binding)	19,444,255	2,280,572	33,496	1,814,831
4. Renew authority of Board of Directors to issue authorized but unissued ordinary shares	23,472,397	63,107	37,648	0
5. Renew authority of Board of Directors to opt out of statutory preemption rights	23,407,426	128,047	37,679	0
6. Reappoint PricewaterhouseCoopers Ireland as statutory auditor	23,517,595	25,900	29,658	0
7. Authorize Board of Directors or Audit Committee to determine remuneration of PricewaterhouseCoopers Ireland	23,541,058	1,928	30,167	0

Based on the voting results on the proposals, Cimpress' shareholders:
(1) reappointed Robert S. Keane to Cimpress' Board of Directors to serve for a term of three years ending at the conclusion of Cimpress' annual general meeting of shareholders in 2028;
(2) reappointed Scott J. Vassalluzzo to Cimpress' Board of Directors to serve for a term of three years ending at the conclusion of Cimpress' annual general meeting of shareholders in 2028;
(3) approved, on a non-binding, advisory basis, the compensation of Cimpress' named executive officers, as described in the Compensation Discussion and Analysis section, executive compensation tables, and accompanying narrative disclosures in the 2025 Proxy Statement;
(4) renewed the authority of Cimpress' Board of Directors, until June 17, 2027, to issue authorized but unissued ordinary shares of Cimpress plc up to a maximum of 20% of Cimpress' issued and outstanding share capital;
(5) renewed the authority of Cimpress' Board of Directors, until June 17, 2027, to opt out of statutory preemption rights under Irish law with respect to the issuance of ordinary shares for cash, up to a maximum of 20% of Cimpress' issued and outstanding share capital;
(6) reappointed PricewaterhouseCoopers Ireland as Cimpress' statutory auditor under Irish law to hold office until the conclusion of Cimpress' annual general meeting of shareholders in 2026; and
(7) authorized Cimpress' Board of Directors or Audit Committee to determine the remuneration of PricewaterhouseCoopers Ireland in its capacity as Cimpress' statutory auditor under Irish law.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

Exhibit
No.	Description
104	Cover Page Interactive Data File, formatted in iXBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 22, 2025	Cimpress plc

By:	/s/ Sean E. Quinn
Sean E. Quinn
Executive Vice President and Chief Financial Officer